                                                                   EXHIBIT 4.5

                        ASPEN INSURANCE HOLDINGS LIMITED

                           6.00% SENIOR NOTES DUE 2014

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                     August 16, 2004
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
   As representatives of the several Purchasers
   named in Schedule I to the Purchase Agreement

c/o Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Aspen Insurance Holdings Limited, a Bermuda company (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) an aggregate of
$250,000,000 principal amount of its 6.00% Senior Notes due 2014. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the
Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

         1. Certain Definitions. For purposes of this Exchange and Registration
Rights Agreement, the following terms shall have the following respective meanings:

         "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

         The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

         "Closing Date" shall mean the date on which the Securities are initially issued.

         "Commission" shall mean the United States Securities and Exchange
     Commission, or any other federal agency at the time administering the
     Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange
     Registration Statement effective or as of which the

                                        1

     Exchange Registration Statement otherwise becomes effective and (ii) a
     Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the
     Shelf Registration Statement otherwise becomes effective.

         "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

         "Exchange Offer" shall have the meaning assigned thereto in Section
     2(a) hereof.

         "Exchange Registration" shall have the meaning assigned thereto in
     Section 3(c) hereof.

         "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Securities" shall have the meaning assigned thereto in
     Section 2(a) hereof.

         The term "holder" shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any
     Registrable Securities.

         "Indenture" shall mean the Indenture, dated as of August 16, 2004, between the Company and Deutsche Bank Trust Company Americas, as Trustee,
     as the same shall be amended from time to time.

         "Notice and Questionnaire" means a Notice of Registration Statement and
     Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

         "Purchase Agreement" shall mean the Purchase Agreement, dated as of
     August 11, 2004, between the Purchasers and the Company relating to the
     Securities.

         "Purchasers" shall mean the Purchasers named in Schedule I to the
     Purchase Agreement.

         "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in
     Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a
     Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the 180-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by
     Section 2(b) hereof, a Shelf Registration Statement registering such
     Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf
     Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the

     Indenture; (iv) such Security is eligible to be sold pursuant to paragraph
     (k)of Rule 144; or (v) such Security shall cease to be outstanding.

         "Registration Default" shall have the meaning assigned thereto in
     Section 2(c) hereof.

         "Registration Expenses" shall have the meaning assigned thereto in
     Section 4 hereof.

         "Resale Period" shall have the meaning assigned thereto in Section 2(a)
     hereof.

         "Restricted Holder" shall mean (i) a holder that is an affiliate of the
     Company within the meaning of Rule 405, (ii) a holder who acquires Exchange
     Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange
     Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an
     Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

         "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

         "Securities" shall mean, collectively, the 6.00% Notes due 2014 of the
     Company to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

         "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

         "Shelf Registration" shall have the meaning assigned thereto in Section
     2(b) hereof.

         "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Special Interest" shall have the meaning assigned thereto in Section
     2(c) hereof.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         Unless the context otherwise requires, any reference herein to a
"Section" or "clause" refers to a Section or clause, as the case may be, of this
Exchange and Registration Rights Agreement, and the words "herein," "hereof" and
"hereunder" and other words of similar import refer to this Exchange and
Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

            2. Registration Under the Securities Act.

         (a) Except as set forth in Section 2(b) below, the Company agrees to file under the Securities Act, as soon as practicable, but no later than
     150 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration
     Statement", and such offer, the "Exchange Offer") any and all of the
     Securities for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the
     Securities (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the
     Securities Act and do not contain provisions for the additional interest contemplated in Section 2(c) below (such

     new  debt securities hereinafter called "Exchange Securities"). The Company agrees to use its reasonable best efforts to cause the Exchange
     Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 210 days after the Closing Date. The
     Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company further agrees to use its reasonable best efforts to commence and complete the Exchange Offer promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the
     Exchange Offer. The Exchange Offer will be deemed to have been "completed"
     only if the debt securities received by holders other than Restricted
     Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities
     Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the
     United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the
     Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the
     Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the
     Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the
     "Resale Period") beginning when Exchange Securities are first issued in the
     Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections
     6(a), (c), (d) and (e) hereof.

         (b) If (i) on or prior to the time the Exchange Offer is completed existing Commission interpretations are changed such that the debt securities received by holders other than Restricted Holders in the
     Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the
     Securities Act, (ii) the Exchange Offer has not been completed within 255 days following the Closing Date or (iii) the Exchange Offer is not
     available to any holder of the Securities, the Company shall, in lieu of
     (or, in the case of clause (iii), in addition to) conducting the Exchange
     Offer contemplated by Section 2(a), file under the Securities Act as soon as reasonably practicable, but no later than the later of 30 days after the time such obligation to file arises, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to
     Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the
     "Shelf Registration Statement"). The Company agrees to use its reasonable best efforts (x) to cause the Shelf Registration Statement to become or be declared effective no later than 120 days after such Shelf Registration
     Statement is filed and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any
     Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf
     Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement,
     promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the

     Shelf Registration Statement, provided, however, that nothing in this
     Clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the
     Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission, if such supplement or amendment is not available via the Commission's EDGAR database.

              Notwithstanding the foregoing, and subject to the requirements set forth in Section 3(e) hereof, the Company may, by notice to holders of
     Registrable Securities, suspend the availability of a Shelf Registration
     Statement and the use of the related prospectus for up to an aggregate of
     45 days in any consecutive twelve-month period, if (i) the board of directors of the Company determines in good faith that it is in the
     Company's best interests to refrain from disclosing the existence of or facts surrounding any proposed or pending material corporate transaction or
     (ii) the existence of any fact or the happening of any event that makes any statement or a material fact made in the Shelf Registration Statement or the related prospectus untrue or requires the making of any changes in or additions to the Shelf Registration Statement or related prospectus to make the statements therein not misleading.

         (c) In the event that (i) the Company has not filed the Exchange
     Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Registration
     Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the
     Exchange Offer is then required to be made), or (iv) any Exchange
     Registration Statement or Shelf Registration Statement required by Section
     2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective, or (v) if any Shelf
     Registration Statement required by Section 2(b) hereof is filed and declared effective, and during the period the Company is required to use its reasonable best efforts to cause the Shelf Registration Statement to remain effective, the Company shall have suspended the availability of the
     Shelf Registration Statement and the use of the related prospectus pursuant to Section 2(b) hereof for more than 45 days in the aggregate in any consecutive twelve-month period and be continuing to suspend the availability of the Shelf Registration Statement (each such event referred to in clauses (i) through (v), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a
     "Registration Default Period"), then, as liquidated damages for such
     Registration Default, subject to the provisions of Section 9(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue at a per annum rate of 0.25% for the first 90 days of the
     Registration Default Period, at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period.

         (d) The Company shall take all actions reasonable and necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

         (e) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

         (f) Each holder of Registrable Securities hereby acknowledges and agrees that any broker-dealer and any such holder using the Exchange Offer to participate in a distribution of the Exchange Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub.
     avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5,
     1991), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of
     Regulation S-K under the Securities Act if the resales are of Exchange
     Securities obtained by such holder in exchange for Registrable Securities acquired by such holder directly from the Company or one of its affiliates.
     Accordingly, the Company's obligation to accept for exchange a holder's
     Registrable Securities tendered in the Exchange Offer shall be conditioned upon such holder representing to the Company that, at the time of the consummation of the Exchange Offer:

               (i) that any Exchange Securities received by such holder will be acquired in the ordinary course of such holder's business;

               (ii) that such holder will have no arrangement or understanding with any person to participate in the distribution of the Exchange
          Securities within the meaning of the Act;

               (iii) that such holder is not an affiliate of the Company; and

               (iv) that if such holder is a broker-dealer that it will receive
          Exchange Securities for its own account in exchange for Registrable
          Securities acquired as a result of market making activities or other trading activities and acknowledges that such holder will deliver a prospectus in connection with any resale of the Exchange Securities.

       3. Registration Procedures.

         If the Company files a registration statement pursuant to Section 2(a)
or Section 2(b), the following provisions shall apply:

         (a) At or before the Effective Time of the Exchange Offer or the Shelf
     Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.

         (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (c) In connection with the Company's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the
     "Exchange Registration"), if applicable, the Company shall, as soon as practicable (or as otherwise specified):

               (i) prepare and file with the Commission, as soon as practicable but no later than 150 days after the Closing Date, an Exchange
          Registration Statement on any form which may be

          utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale
          Period to be effected as contemplated by Section 2(a), and use its reasonable best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 210 days after the Closing Date;

               (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration
          Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration
          Statement for the periods and purposes contemplated in Section 2(a)
          hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such
          Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the
          Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

               (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing if so requested by any such broker-dealer, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the
          Commission for amendments or supplements to such Exchange Registration
          Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange
          Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the
          rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (iv) in the event that the Company would be required, pursuant to
          Section 3(e)(iii)(F) above, to notify any broker-dealers holding
          Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such
          Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the
          Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
          each such broker-dealer agrees that upon receipt of any notice from the Company pursuant to Section 3(c)(iii)(F) hereof, such
          broker-dealer shall forthwith discontinue the disposition of Exchange
          Securities pursuant to such defective prospectus until such broker-dealer shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such broker-dealer shall deliver to the Company (at the Company's expense)
          all copies, other than permanent file copies, then in such broker-dealer's possession of the prospectus covering such Exchange
          Securities at the time of receipt of such notice;

               (v) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration
          Statement or any post-effective amendment thereto at the earliest practicable date;

               (vi) use its reasonable best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such
          jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign company or corporation or as a dealer in securities in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction, (3) subject itself to taxation in respect of doing business in any such jurisdiction or (4) make any changes to its certificate of incorporation, memorandum of association, articles of association, bye-laws or other organizational document, as amended (any such document, a "Constitutional Document"), or any agreement between it and its shareholders;

               (vii) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state, local or foreign, which may be required to effect the Exchange
          Registration, the Exchange Offer and the offering and sale of Exchange
          Securities by broker-dealers during the Resale Period;

               (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time;

               (ix) use its reasonable best efforts to comply with all
          applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as reasonably practicable but no later than eighteen months after the effective date of such
          Exchange Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities
          Act (including, at the option of the Company, Rule 158 thereunder).

         (d) In connection with the Company's obligations with respect to the
     Shelf Registration, if applicable, the Company shall, as soon as practicable (or as otherwise specified):

               (i) prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b), a
          Shelf Registration Statement on any form which may be utilized by the
          Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of

          disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its reasonable best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in
          Section 2(b);

               (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration
          Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable
          Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable
          Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;
          provided, further that each holder agrees to furnish to the Company such information that the Company may reasonably request for use in connection with any Shelf Registration Statement or prospectus to the extent required by applicable law and each holder agrees to furnish promptly to the Company, with respect to any Shelf Registration
          Statement being effected, all information required to be disclosed in order to make the information previously furnished to the Company by such holder not misleading;

               (iii) after the Effective Time of the Shelf Registration
          Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and
          Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of
          Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company; provided, further that each holder agrees to furnish to the Company such information that the
          Company may reasonably request for use in connection with any Shelf
          Registration Statement or prospectus to the extent required by applicable law and each holder agrees to furnish promptly to the
          Company, with respect to any Shelf Registration Statement being effected, all information required to be disclosed in order to make the information previously furnished to the Company by such holder not misleading;

               (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration
          Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

               (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such
          Shelf Registration Statement;

               (vi) provide (A) the Electing Holders, (B) the underwriters
          (which term, for purposes of this Exchange and Registration Rights
          Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

               (vii) for a reasonable period prior to the filing of such Shelf
          Registration Statement, and throughout the period specified in Section
          2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the
          Company that they have a current intention to sell the Registrable
          Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf
          Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (viii) promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing if so requested, (A) when such Shelf Registration
          Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf
          Registration Statement or prospectus or for additional information,
          (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by
          Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F)
          if at any time when a prospectus is required to be delivered under the
          Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or

                                       10

          necessary to make the statements therein not misleading in light of the circumstances then existing;

               (ix) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

               (x) if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of
          Registrable Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable
          Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

               (xi) furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) a conformed copy
          (or, in the case of an Electing Holder, a conformed copy) of such
          Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration
          Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture
          Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such
          Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act;
          and the Company hereby consents to the use of such prospectus
          (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus
          (including such preliminary and summary prospectus) or any supplement or amendment thereto;

               (xii) use reasonable best efforts to (A) register or qualify the
          Registrable Securities to be included in such Shelf Registration
          Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of

                                       11

          offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under
          Section 2(b) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration
          Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign company or corporation or as a dealer in securities in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction, (3) subject itself to material taxation in respect of doing business in any such jurisdiction or (4) make any changes to its Constitutional Documents or bye-laws or any agreement between it and its stockholders;

               (xiii) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state, local or foreign, which may be required to effect the Shelf
          Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

               (xiv) Unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

               (xv) provide a CUSIP number for all Registrable Securities, not later than the applicable Effective Time;

               (xvi) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least 50% in aggregate principal amount of the Registrable Securities at the time outstanding shall request in order to expedite or facilitate the disposition of such Registrable Securities; provided that such Electing Holders shall have the right to direct the Company to effect not more than one underwritten offering;

               (xvii) if an agreement of the type referred to in Section
          3(d)(xvi) hereof is entered into, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf
          Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 50% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor

                                       12

          and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration
          Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and its subsidiaries;
          the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section
          3(d)(xvi) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of material legal or governmental proceedings involving the
          Company; the absence of a breach by the Company or any of its subsidiaries of, or a default under, material agreements binding upon the Company or any subsidiary of the Company; the absence of governmental approvals required to be obtained in connection with the
          Shelf Registration, the offering and sale of the Registrable
          Securities, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(d)(xvi) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Shelf Registration
          Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the
          Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf
          Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading
          (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the
          Commission under the Exchange Act)); (C) obtain a "cold comfort"
          letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and
          (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any Electing Holders of at least 50% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a)
          hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                                       13

               (xviii) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this
          Exchange and Registration Rights Agreement pursuant to Section 9(h)
          hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

               (xix) in the event that any broker-dealer registered under the
          Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the Rules of the National Association of Securities Dealers, Inc. (the
          "NASD Rules") or any successor thereto, as amended from time to time)
          of the Company or has a "conflict of interest" (as defined in Rule
          2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration
          Statement, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall provide such nonconfidential information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the
          NASD Rules; and

               (xx) use its reasonable best efforts to comply with all
          applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as reasonably practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the
          Company and its subsidiaries complying with Section 11(a) of the
          Securities Act (including, at the option of the Company, Rule 158 thereunder).

         (e) In the event that the Company would be required, pursuant to
     Section 2(b) or Section 3(d)(viii)(F) above, to notify the Electing
     Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice
     (a "notice of suspension") from the Company pursuant to Section 2(b) or
     Section 3(d)(viii)(F) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf
     Registration Statement applicable to such Registrable Securities until such
     Electing Holder shall have received (i) in the case of a notice of suspension pursuant to Section 2(b) hereof, notice of termination of such suspension or (ii) in the case of a notice of suspension pursuant to
     Section 3(d)(viii)(F) hereof, copies of such amended or supplemented prospectus (each such period, a "period of suspension"). If so directed by the Company, such Electing Holder shall deliver to the Company (at the
     Company's expense) all copies, other than permanent file copies, then in such Electing Holder's possession of the prospectus covering such
     Registrable Securities at the time of receipt of a notice of suspension.
     The period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) hereof shall be extended by the number of days in any period of suspension.

         (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice
     Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such

                                       14

     Electing Holder's intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such
     Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such
     Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf
     Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated
     therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         (g) Until the expiration of two years after the Closing Date, the
     Company will not, and (i) will not permit any of its "affiliates" (as defined in Rule 144) under its control to and (ii) will use its best efforts to not permit any of its "affiliates" which control, or are under common control with, the Company to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

         4. Registration Expenses.

          The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this
Exchange and Registration Rights Agreement, including (a) all Commission and any
NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii)
hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any fees and disbursements of counsel for the Electing
Holders or underwriters in connection with such qualification and determination,
(c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the
Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses
(including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any
"qualified independent underwriter" engaged pursuant to Section 3(d)(xix)
hereof, (i) fees, disbursements and expenses of one counsel for the Electing
Holders retained in connection with a Shelf Registration, as selected by the
Electing Holders of at least a majority in aggregate principal amount of the
Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (j)

                                       15

any fees charged by securities rating services for rating the Securities, and
(k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration
(collectively, the "Registration Expenses"). To the extent that any Registration
Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor.
Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

        5. Representations and Warranties.

         The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities that:

          (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of
     Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the
     rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of
     Registrable Securities pursuant to Section 3(d)(viii)(F) or Section
     3(c)(iii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(e) or Section
     3(c)(iv) hereof, each such registration statement, and each prospectus
     (including any summary prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities
     Act and the Trust Indenture Act and the rules and regulations of the
     Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated
     therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.

          (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities
     Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities expressly for use therein.

          (c) The compliance by the Company with all of the provisions of this
     Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not con-

                                       16

     flict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the Constitutional
     Documents of the Company, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the
     Company or any of its subsidiaries is subject, or (iii) any statute or any order, rule or regulation of any court or governmental agency or body, any stock exchange authority or any other regulatory authority (hereinafter referred to as a "Governmental Agency") having jurisdiction over the
     Company or any of its subsidiaries or any of their properties, except, in the case of clause (ii), as would not, individually or in the aggregate, result in a Material Adverse Effect;

          (d) No consent, approval, authorization, order, registration or qualification of or with any Governmental Agency is required for the consummation by the Company of the transactions contemplated by this
     Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the
     Securities.

          (e) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

          6. Indemnification.

          (a) Indemnification by the Company. The Company will indemnify and hold harmless each of the holders of Registrable Securities included in an
     Exchange Registration Statement, each of the Electing Holders of
     Registrable Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any
     Exchange Registration Statement or Shelf Registration Statement, as the
     case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, Electing
     Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder, such
     Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

          (b) Indemnification by the Holders and any Agents and Underwriters.
     The Company may require, as a condition to including any Registrable
     Securities in any registration statement filed pursuant to Section 2(b)
     hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the

                                       17

     Company or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such
     Electing Holder or underwriter expressly for use therein, and (ii)
     reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such
     Electing Holder's Registrable Securities pursuant to such registration.

          (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or 6(b)
     hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim)
     unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof)
     referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or

                                       18

     alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties'
     relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
     Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).
     The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof)
     referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable
     Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of
     Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of
     Registrable Securities registered or underwritten, as the case may be, by them and not joint.

          (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the
     Securities Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the
     Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

          7. Underwritten Offerings.

          (a) Selection of Underwriters. If any of the Registrable Securities
     covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, subject to the consent of the Company, which consent shall not be unreasonably withheld. For the avoidance of doubt, the Electing
     Holders shall have the right to direct the Company to effect not more than one underwritten offering.

          (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i)
     agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting

                                       19

     agreements and other documents reasonably required under the terms of such underwriting arrangements.

          8. Rule 144.

            The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the
Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the
Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of
Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

          9. Miscellaneous.

          (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this
     Exchange and Registration Rights Agreement.

          (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration
     Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

          (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at Victoria Hall, 11 Victoria Street, Hamilton,
     Bermuda HM 11, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          (d) Parties in Interest. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration
     Statement. All the terms and provisions of this Exchange and Registration
     Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire
     Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or

                                       20

     otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such
     Registrable Securities shall be held subject to all of the terms of this
     Exchange and Registration Rights Agreement, and by taking and holding such
     Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration
     Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the
     Registrable Securities subject to all of the applicable terms hereof.

          (e) Jurisdiction. Each of the parties hereto irrevocably (i) agree that any legal suit, action or proceeding arising out of or based upon this
     Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New
     York, New York (each a "New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii)
     submits to the exclusive jurisdiction of such New York Court in any such suit, action or proceeding. The Company has appointed CT Corporation
     System, New York, New York, as its authorized agent (the "Authorized
     Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Purchaser or by any person who controls any Purchaser, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the
     Company.

          (f) Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency
     (the "judgment currency") other than United States dollars, the party against whom such judgment or order has been given or made will indemnify each party in whose favor such judgment or order has been given or made
     (the "Indemnitee") against any loss incurred by the Indemnitee as a result of any variation as between (i) the rate of exchange at which the United
     States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which the Indemnitee is able to purchase United States dollars with the amount of the judgment currency actually received by such Indemnitee. The foregoing indemnity shall constitute a separate and independent obligation of each of the Company and the Purchasers and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

          (g) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and
     Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable
     Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

                                       21

          (H) GOVERNING LAW. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
     SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
     OF NEW YORK.

          (i) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and
     Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

          (j) Entire Agreement; Amendments. This Exchange and Registration
     Rights Agreement and the other writings referred to herein (including the
     Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights
     Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration
     Rights Agreement may be amended and the observance of any term of this
     Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable
     Securities at the time outstanding. Each holder of any Registrable
     Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

          (k) Inspection. For so long as there are Registrable Securities outstanding and this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable
     Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c)
     above and at the office of the Trustee under the Indenture.

          (l) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                       22

         If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers the Company.
It is understood that your acceptance of this letter on behalf of each of the
Purchasers is pursuant to the authority set forth in a form of Agreement among
Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                              Very truly yours,

                                              Aspen Insurance Holdings Limited

                                              By:
                                                 Name:
                                                 Title:

Accepted as of the date hereof:
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

By:
   Name:
   Title:

By:
   Name:
   Title:

By:
        (Goldman, Sachs & Co.)

       On behalf of each of the Purchasers

                                       23

                                                                     EXHIBIT A

                        Aspen Insurance Holdings Limited

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                        DEADLINE FOR RESPONSE: [DATE] *

The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Aspen Insurance Holdings Limited (the
"Company") 6.00% Senior Notes due 2014 (the "Securities") are held.

The Company is in the process of registering the Securities under the Securities
Act of 1933 for resale by the beneficial owners thereof. In order to have their
Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling
Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the
Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Aspen Insurance
Holdings Limited, Victoria Hall, 11 Victoria Street, Hamilton, Bermuda HM 11,
(441) 295-8201.

___________________________
*Not less than 28 calendar days from date of mailing.

                                      A-1

                        Aspen Insurance Holdings Limited

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the
"Exchange and Registration Rights Agreement") between Aspen Insurance Holdings
Limited (the "Company") and the Purchasers named therein. Pursuant to the
Exchange and Registration Rights Agreement, the Company has filed with the
United States Securities and Exchange Commission (the "Commission") a
registration statement on Form [__] (the "Shelf Registration Statement") for the
registration and resale under Rule 415 of the Securities Act of 1933, as amended
(the "Securities Act"), of the Company's 6.00% Senior Notes due 2014 (the
"Securities"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the
Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and
Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term "Registrable Securities" is defined in the Exchange and Registration
Rights Agreement.

                                      A-2

                                    ELECTION

The undersigned holder (the "Selling Securityholder") of Registrable Securities
hereby elects to include in the Shelf Registration Statement the Registrable
Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights
Agreement, including, without limitation, Section 6 of the Exchange and
Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration
Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the
Company and represents and warrants that such information is accurate and complete:

                                      A-3

                                  QUESTIONNAIRE

(1)  (a)    Full Legal Name of Selling Securityholder:

     (b)    Full Legal Name of Registered Holder (if not the same as in (a)
            above) of Registrable Securities Listed in Item (3) below:

     (c)    Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in
            Item (3) below are Held:

(2)         Address for Notices to Selling Securityholder:

            Telephone:
            Fax:
            Contact Person:

(3)         Beneficial Ownership of Securities:

            Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

     (a)    Principal amount of Registrable Securities beneficially owned: CUSIP
            No(s). of such Registrable Securities:

     (b)    Principal amount of Securities other than Registrable Securities beneficially owned:

            CUSIP No(s). of such other Securities:

     (c)    Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement: CUSIP
            No(s). of such Registrable Securities to be included in the Shelf
            Registration Statement:

(4)         Beneficial Ownership of Other Securities of the Company:

            Except as set forth below in this Item (4), the undersigned Selling
            Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

            State any exceptions here:

                                       A-4

(5)         Relationships with the Company:

            Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

            State any exceptions here:

(6)         Plan of Distribution:

            Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in
            Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling
            Securityholder or, alternatively, through underwriters,
            broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i)
            on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the
            over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the
            Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable
            Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

            State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly
Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the
Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and
Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the
Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the
Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date

                                       A-5

hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration
Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

           (i) To the Company:

                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

           (ii) With a copy to:

                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

                                                     -------------------------

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the
Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This
Agreement shall be governed in all respects by the laws of the State of New
York.

                                      A-6

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this
Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

             Selling Securityholder
             (Print/type full legal name of beneficial owner of Registrable
             Securities)

                  By:
                  Name:
                  Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON
OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

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                                      A-7

                                                                     EXHIBIT B

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Deutsche Bank Trust Company Americas
Aspen Insurance Holdings Limited
c/o Deutsche Bank Trust Company Americas
60 Wall Street
New York, New York  10005
Attention:  Trust and Securities Services

         Re:      Aspen Insurance Holdings Limited (the "Company")
                  6.00% Senior Notes due 2014

Dear Sirs:

Please be advised that _________ has transferred $___________ aggregate principal amount of the above-referenced Senior Notes pursuant to an effective
Registration Statement on Form [ ] (File No. 333- ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the
Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Senior Notes is named as a "Selling Holder" in the
Prospectus dated [DATE] or in supplements thereto, and that the aggregate principal amount of the Senior Notes transferred are the Senior Notes listed in such Prospectus opposite such owner's name.

Dated:

                                               Very truly yours,

                                                       (Name)

                                                By:
                                                       (Authorized Signature)
                                      B-1